                                                                    EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Quarterly Report on Form 10-Q of NCO Portfolio Management, Inc. (the "Company") for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of his knowledge, the undersigned, in his capacity as set forth below, hereby certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         MICHAEL J. BARRIST
         -----------------------
         Chief Executive Officer
         Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to NCO Portfolio Management, Inc., and will be retained by NCO Portfolio Management, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.